UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

NEUBERGER BERMAN EQUITY FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

NEUBERGER BERMAN FUNDS

2025 Special Meeting

If voting online or by telephone vote by July 22, 2025

Meeting Date: July 23, 2025

VOTE NOW

Why Should I Vote?

Make your voice heard on critical structural changes such as reorganizations. Be part of shaping tomorrow by voting today!

Ways to Vote

ProxyVote **800.690.6903**

Control Number: 0123456789012345

For holders as of May 23, 2025

View documents:

Proxy Statement |

2

Inbound Information Agent Script
NEUBERGER BERMAN DIVIDEND GROWTH FUND
Meeting Date: July 23, 2025
Dedicated Toll-Free Number: 844-202-6154

INBOUND GREETING:
Thank you for calling the Broadridge Proxy Services Center for the Neuberger Berman Dividend Growth Fund, you are on a recorded line. My name is <Agent Name>. How may I assist you today?

IF UNSURE OF VOTING:
Would you like me to review the proposal(s) with you? <Once questions have been answered using the proxy materials provided, review the voting options available.>

IF NOT RECEIVED/REQUESTING MATERIAL TO BE RE-MAILED:
Mr./Ms. <shareholder’s last name>, if you would like to review the proxy statement, Neuberger Berman Dividend Growth Fund made it easy for you to review online at TBD.

Should you have any questions once you have reviewed the material, please contact us at 1-844-202-6154 between the hours of 9:00am and 10:00pm Monday through Friday Eastern Time.

VOTING OPTIONS (REGISTERED AND BENEFICIAL):
To vote by Internet
1) Read the Proxy Statement and have the proxy ballot at hand.
2) Go to website www.proxyvote.com
3) Enter your control number, located in the box with the arrow next to it.
3) Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have the proxy ballot at hand.
2) Call the phone number listed on the top right of your ballot (starts with 1-800)
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card.
3) Sign and date the proxy card.
4) Return the proxy card in the preaddressed, postage paid envelope provided

Should you have any questions, please contact us at 1-844-202-6154 between the hours of 9:00am and 10:00pm Monday through Friday Eastern Time.

© 2025 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.	Broadridge.com CONFIDENTIAL INFORMATION

PRE-RECORDED MESSAGES – CANNOT BE UPDATED
INBOUND - CLOSED RECORDING:
Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed.  Please call us back during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time.  Thank you

INBOUND - CALL IN QUEUE MESSAGE:
Thank you for calling the Broadridge Proxy Services Center.  Our proxy specialists are currently assisting other shareholders.  Your call is important to us.  Please continue to hold and your call will be answered in the order in which it was received.

END OF CAMPAIGN MESSAGE:
Thank you for calling the Broadridge Proxy Services Center. The Shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related calls. If you have questions about your Funds accounts, please contact your Investment professional.  Thank you.

Call Center Hours of Operation: Monday through Friday, 9AM to 10PM Eastern Time (ET).

© 2025 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.	Broadridge.com CONFIDENTIAL INFORMATION